BUILDERS FIXED INCOME FUND, INC.
                          SUPPLEMENT TO THE PROSPECTUS
                             Dated January 29, 1999

                          Supplement dated June 2, 1999

THE FOLLOWING SUPPLEMENTS THE SECTION "PURCHASE, REDEMPTION AND VALUATION OF FUND SHARES" ON PAGE 14 OF THE PROSPECTUS.

Effective immediately, the wiring instructions for the Builders Fixed Income Fund, Inc have been changed. The wiring instructions on page 14 are replaced with the following:

If you are purchasing shares by wiring funds, PLEASE TELEPHONE UNIFIED FUND SERVICES, INC. AT THE TOLL FREE NUMBER 1-877-923-5626 and provide your bank with the following:

WIRE INSTRUCTIONS:
                    UMB Bank, N.A.
                    ABA# 1010-0069-5
                    Credit to: 9870983710
                    FBO: Builders Fixed Income Fund
                    Shareholder Name:
                    Shareholder A/C #